May 1, 2020

BNY MELLON INVESTMENT FUNDS II, INC.

– BNY Mellon Global Emerging Markets Fund

Supplement to Summary Prospectus and Prospectus

dated February 28, 2020

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-investment adviser.

Robert Marshall-Lee and Sophia Whitbread, CFA are the fund's primary portfolio managers, positions they have held since the fund's inception in February 2014.  Mr. Marshall-Lee, the lead portfolio manager, is the investment leader of the emerging markets equities team at Newton.  Ms. Whitbread is an investment manager on the emerging markets equities team at Newton.

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The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Robert Marshall-Lee and Sophia Whitbread, CFA are the fund's primary portfolio managers, positions they have held since the fund’s inception in February 2014. Mr. Marshall-Lee, the lead portfolio manager, is the investment leader of the emerging markets equities team at Newton, where he has been employed since 1999. Ms. Whitbread is an investment manager on the emerging markets equities team at Newton, where she was employed from 2005 to 2010 and rejoined in January 2011.

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